INVESTOR PRESENTATION z Data as of December 31, 2018 - Unless otherwise noted

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 and other periodic reports, which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Why Fulton? . Deep Executive Bench with Continuity . Valuable Franchise in Attractive Markets . Investing in People to Drive Growth . Relationship Banking Strategy Focused on the Customer Experience . Granular, Well-Diversified Loan Portfolio . Attractive, Low-Cost Core Deposit Profile . Solid Asset Quality and Reserves . Well-Positioned Balance Sheet for Rising Interest Rates . Prudent Expense Management with Opportunities to Improve . Excess Capital to Deploy 3

Deep Executive Bench With Continuity Years in Financial Prior Name Position Years at Fulton Services Experience Phil Wenger Chairman/CEO 39 39 Various roles since joining in 1979 Curt Myers President/COO 28 28 Various roles since joining in 1990 PwC, Banking and Investment Banking; Joined Mark McCollom (1) Chief Financial Officer 1 31 Fulton in November 2017 Meg Mueller Head of Commercial Banking 22 32 Various roles since joining in 1996 Angela Snyder Head of Consumer Banking 17 33 Various roles since joining in 2002 Angie Sargent Chief Information Officer 26 26 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 24 36 Various roles since joining in 1994 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist 4 (2) Includes years of service in public accounting as a financial services industry specialist

A Valuable Franchise

- ~235 financial centers throughout the Mid-Atlantic
- Asset size of $20.7 billion
- 3,600+ team members (3,520 FTEs [1])
- Market capitalization of $2.6 billion [2]
- Opportunity to meaningfully grow our market share[3]
  - *~16% deposit market share across the 15 counties where we have a Top 5 deposit market share; Represents 58% of our total deposits*
  - *~1% deposit market share across the 37 counties where we <u>do not</u> have a Top 5 deposit market share; Represents 42% of our total deposits*



Lycoming
Centre
Union
Montour
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Cumberland
Lancaster
York
Chester
Montgomery
Bucks
Delaware
Northampton
Lehigh
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
Prince Georges
Cecil
Sussex
Fairfax
Prince William
Albemarle
Virginia Beach City
Chesapeake City
Fulton Bank
Fulton Bank of New Jersey
Lafayette Ambassador Bank
The Columbia Bank

(1) Average full-time equivalent employees. (2) Shares outstanding and closing price as of December 31, 2018 (3) Data as of June 30, 2018 per S&P Global Market Intelligence ; Map includes Fulton Financial counties with a financial center and/or a loan production office ("LPO"), and incorporated cities in MD and VA with a financial center and/or LPO

5

FULTON FINANCIAL CORPORATION

Strong Position In Attractive & Stable Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation Market Rank	Fulton Financial Corporation Total Active Branches 2018	Fulton Financial Corporation Total Deposits 2018 ($000)	Fulton Financial Corporation Total Deposit Market Share 2018	Market Total Active Branches 2018	Market Total Deposits 2018 ($000)	Market Median Household Income Current ($)	Projected Household Income Growth	Projected Market Population Growth
Lancaster, PA	1	28	3,093,340	27.78%	188	11,136,553	66,927	9.73%	2.43%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	15	53	3,076,620	0.77%	1,647	399,206,998	71,482	8.90%	1.52%
Allentown-Bethlehem-Easton, PA-NJ	4	25	1,474,357	8.71%	255	16,922,129	69,294	10.15%	1.7%
New York-Newark-Jersey City, NY-NJ-PA	60	24	1,346,753	0.08%	5,418	1,625,335,772	77,981	10.17%	2.13%
Baltimore-Columbia-Towson, MD	10	15	1,019,166	1.41%	675	72,493,644	83,825	11.24%	2.48%
York-Hanover, PA	3	12	927,438	12.63%	131	7,344,763	67,969	9.22%	1.71%
Harrisburg-Carlisle, PA	6	11	815,216	6.1%	184	13,355,416	66,855	9.05%	2.32%
Lebanon, PA	1	8	761,186	34.01%	40	2,238,103	61,771	6.82%	2.68%
Reading, PA	6	10	656,528	4.1%	118	16,030,143	64,996	10.13%	1.22%
Hagerstown-Martinsburg, MD-WV	2	9	484,875	13.36%	74	3,629,770	61,665	5.93%	3.32%
Top 10 Fulton Financial Corporation MSAs (1)		***195***	***13,655,479***	***0.55%***	***8,730***	***2,167,693,291***	***70,060***	***9.39%***	***2.05%***
Total Franchise		***234***	***15,759,398***	***0.63%***	***11,484***	***2,482,533,930***	***69,777***	***9.30%***	***2.07%***
Nationwide							***63,174***	***8.82%***	***3.56%***

Note: Data as of June 30, 2018 per S&P Global Market Intelligence; Fulton number of branches as of 12/31/2018

(1) Median HH Income, 2019 – 2024 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA

6

FULTON FINANCIAL CORPORATION

Investing In People To Drive Growth Commentary Revenue Producers . Renewed focus on front line hiring after years of building out the compliance and risk management areas 300 . Market disruption creates hiring opportunities 250 97 o Replace lower performing commercial relationship 97 managers with higher performing talent 200 83 . Key additions to our SBA, commercial leasing and agriculture 75 69 areas as well as mortgage banking and wealth 150 o Also, created dedicated Healthcare and CRE lending groups 101 110 94 97 . Hired a regional president and commercial relationship 100 84 managers for our Philadelphia market, which is a focus area for growth 50 85 84 . 56 59 68 Mortgage originations of ~$1.3bn1 - . Wealth AUA/AUM ~$10.4bn2 4Q14 4Q15 4Q16 4Q17 4Q18 Commercial Specialized Services Wealth Mortgage (1) For the year ended December 31, 2018 7 (2) As of December 31, 2018; Assets Under Administration (“AUA”) and Assets Under Management (“AUM”)

Extending Footprint Into Fast Growing Urban Markets

Philadelphia, PA County Deposit Market Share – Top 20

Total Deposit Rank 2018	Regulatory Industry	Parent Company Name	Total Active Branches 2018	Total Deposits 2018 ($000)	Total Deposit Market Share 2018 (%)
1	Bank	Wells Fargo & Co.	38	10,850,580	21.40%
2	Bank	Bank of America Corp.	18	8,897,888	17.55%
3	Bank	Citizens Financial Group Inc.	51	8,891,838	17.54%
4	Bank	PNC Financial Services Group	38	8,606,731	16.98%
5	Bank	Toronto-Dominion Bank	21	4,195,572	8.28%
6	Bank	Banco Santander	19	1,880,432	3.71%
7	Thrift	WSFS Financial Corp.	16	1,622,279	3.20%
8	Bank	M&T Bank Corp.	8	907,724	1.79%
9	Savings Bank	Firstrust SB	5	787,798	1.55%
10	Bank	Republic First Bancorp Inc.	7	715,531	1.41%
11	Thrift	Prudential Bancorp Inc.	9	653,443	1.29%
12	Bank	HSBC Holdings	2	556,724	1.10%
13	Bank	Univest Corp. of Pennsylvania	7	426,870	0.84%
14	Bank	BB&T Corp.	12	404,769	0.80%
15	Bank	Bryn Mawr Bank Corp.	5	196,515	0.39%
16	Bank	DNB Financial Corp.	3	183,488	0.36%
17	Savings Bank	United SB	3	156,232	0.31%
18	Bank HC	Asian Financial Corp.	2	153,271	0.30%
19	Savings Bank	Washington SB	4	133,217	0.26%
20	Bank	Parke Bancorp Inc.	2	85,058	0.17%
		All Others	20	386,519	0.76%
		Total	***290***	***50,692,479***	***100.00%***

Commentary

- Philadelphia is a natural extension of our current footprint
  - Opened an LPO in May 2018
  - Opened a financial center in January 2019
  - Two more financial centers targeted to open by the end of 1Q 2019
- No bank of Fulton's size in Philadelphia
  - The top 5 banks have ~82% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton
- The Philadelphia-Camden-Wilmington MSA is a large economic region with GDP of over $430bn, and is the 8th largest metropolitan area in the U.S[1]
- Baltimore is a targeted area for 2019
  - Opened an LPO in January 2019

Note: Deposit data as of June 30, 2018 per S&P Global Market Intelligence

(1) 2016 advance statistics; source: U.S. Bureau of Economic Analysis

8

FULTON FINANCIAL CORPORATION

Strategic Initiatives Support Our Relationship Banking Strategy

Purpose: We Change Lives for the Better

Strategic Filter

- SIMPLIFY ON THE INSIDE
- DIFFERENTIATE ON THE OUTSIDE
- EXECUTE WITH EXCELLENCE

GROWTH STRATEGIES

- Investing in talent for growth in targeted markets and businesses.
- Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities.
- Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®.
- Implementing new branch formats/designs.



Our Culture - Fulton Experience
Consumer
Commercial
Customer & Community
Fulton Forward®

OPERATIONAL EXCELLENCE

- Advancing business line structure and charter consolidation.
- Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI).
- Developing an enterprise technology strategy including defining the future state platform and execution roadmap.

EFFECTIVE RISK MANAGEMENT AND COMPLIANCE

- Sustaining risk management, compliance and systems to ensure stakeholder expectations are met.
- Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Outcomes

- GROWTH
- OPERATIONAL EXCELLENCE
- RISK & COMPLIANCE

TALENT STRATEGY & TECHNOLOGY STRATEGY

9

FULTON FINANCIAL CORPORATION

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities

New Website
2017

sitecore
Own the experience

fultonbank.com

- Personalizes experience
- Provides intuitive navigation
- Offers a consolidated, customer-centric view and organization of content

Commercial Online Banking Platform
2017

Bottomline Technologies

BOSS

- Best-in-class online platform for customers to track, manage, and grow their business
- Integrates easily with other platforms such as QuickBooks®

Commercial Loan Origination System
Tentatively 2019

ncino

NAVIGATOR

- Streamlines commercial underwriting process to condense timeline from application to close
- Integrates with CRM platform to streamline processes and keep customers more informed

10
FULTON FINANCIAL CORPORATION

Website Recently Recognized As An Innovation Leader Our redesigned customer website allows users to have a cohesive and personalized experience as they explore all of our products, services and capabilities in one place . Leverages data and customer insights to deliver personalized content to customers and prospects while capturing valuable information that can be translated into sales and marketing opportunities Fulton Bank won Sitecore’s 2018 annual award for Best Use of Personalization in North America. 11

Optimizing Our Branch Network Optimizing our financial center network will: . Move us towards multiple financial center types vs. a one-size-fits-all model . Give us greater ability to re-invest in people & digital transactions . Orient the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales . Create greater focus on customer experience in the financial centers . Closed 33 financial centers and upgraded 56 financial centers to the new format since 2014 Note: Closed financial center information is net of new openings 12

Granular, Well-Diversified Loan Portfolio . Average Loans for the year ended December 31, 2018 are up 3.8% compared to 2017 . Yields continue to move higher after several years of declines $16.0 $15.8 4.50% $15.2 $0.6 $0.4 $14.1 $1.0 4.38% $0.9 $14.0 $0.4 $13.3 4.30% $12.9 $0.8 4.21% $0.4 $0.4 $1.8 $2.0 $0.7 Portfolio Loan Total (1) Yield $12.0 $0.6 $1.5 $1.4 $1.6 $1.5 Balances $1.4 4.10% 4.04% $1.7 $10.0 $1.7 4.07% $1.7 3.95% 3.90% $4.3 $8.0 $4.2 $4.1 $3.7 $3.9 Average Average LoanPortfolio 3.70% $6.0 $6.2 $6.3 $5.1 $5.2 $5.6 $4.0 3.50% 2014 2015 2016 2017 2018 ($ IN BILLIONS) Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) 13 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2014 to 2018 (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense disallowances in 2018 and the 2014 through 2017 periods, respectively

Attractive, Low-Cost Core Deposit Profile . Steady growth in core deposits . Average Deposits for the year ended December 31, 2018 are up 2.3% compared to 2017 $15.8 $16.0 $15.5 0.60% $14.6 $ $1.5 $13.7 $- $1.4 0.55% $14.0 $12.9 $1.4 $- 0.50% $- $1.3 $3.0 $3.0 $12.0 $1.2 $2.7 $2.4 0.37% 0.40% $2.2 DepositCosts $10.0 $3.6 $3.8 $4.0 $3.3 $8.0 $3.0 0.30% 0.31% (1) 0.29% 0.27% $6.0 Average Average BalancesDeposit $3.4 $3.8 0.20% $4.2 $4.4 $4.3 $4.0 0.10% $2.0 $3.0 $3.0 $2.8 $2.7 $2.7 $- 0.00% 2014 2015 2016 2017 2018 ($ IN BILLIONS) Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) Note: Deposit composition is based on average balances for the years ended December 31, 2014 to 2018. Average brokered deposits were $49 million for 2017 and $122 million for 2018. Core 14 Deposits equal total deposits less brokered and time deposits (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans . Overall asset quality continues to be stable, despite a loss from a single, large commercial lending relationship due $144.8 1.75% $138.5 $139.7 to internal fraud in 2Q18 and a single, large commercial $150.0 $131.6 $134.8 lending relationship moving to non-performing in 4Q18 $125.0 1.50% o Both relationships were unrelated and in different AllowanceTotalto Loans industries $100.0 1.42% o Completed a detailed commercial review giving us 1.25% confidence the loss due to fraud was an isolated event $75.0 1.24% . Performing Loans Performing 1.17% We are mindful of where we are in the economic cycle - 1.12% 1.00% and are continuing to assess and analyze the loan Non $50.0 1.05% portfolio for signs of weakness or stress 0.75% . Agriculture portfolio is an area we have been monitoring $25.0 carefully over the last couple of years due to compressed commodity prices $0.0 0.50% o ~$1.0bn in balances, with dairy having the largest 2014 2015 2016 2017 2018 concentration (~30%) NPL Allowance/Loans o ~70% family farms/~30% Agribusiness ($ IN MILLIONS) 15

Positioned For Rising Interest Rate Environment Commentary Overall Loan Portfolio Rate Type . Variable and adjustable rate loans are ~78% of the portfolio, mostly in Adjustable Fixed Variable commercial . Commercial loans represent ~73% of our loan portfolio 35% . Variable and adjustable rate loans tied mostly to Prime (43%) and LIBOR 43% (53%) o 1-month LIBOR (40%) and 1-year+ LIBOR (13%) 22% Commercial Loan Portfolio Rate Type C&I CRE CONSTRUCTION Adjustable Fixed Variable Adjustable Fixed Variable Adjustable Fixed Variable 30% 40% 41% 49% 51% 47% 19% 11% $4.4bn $6.4bn 12% $917mn 16 Note: Data as of December 31, 2018

Prudent Expense Management With Opportunities To Improve Commentary Efficiency Ratio (FTE) . Low rate environment and continued buildout of our 71.00% compliance, risk and technology infrastructures were the 69.00% primary drivers of the increase in the efficiency ratio in 67.00% 2015 65.00% 63.00% . ~ $730 Meaningful positive operating leverage in 2016 and 2017 61.00% million reduced the efficiency ratio 59.00% 2014Y 2015Y 2016Y 2017Y~ $610 YTD o Closed 33 financial centers, net of new openings, since million 2014 Fulton Peer Median o Balance sheet positioned for rising interest rate Non-Interest Expenses / Average Assets environment . Our efficiency ratio was 63.8%(1) for 2018 within our goal of 3.00% 60.0% - 65.0%, and reached the lowest level since 2013 2.90% . Opportunities exist to gain efficiencies as we continue to: 2.80% o Optimize our delivery channels 2.70% o Upgrade our origination and servicing platforms 2.60% o Consolidate our bank charters 2.50% o Exit our BSA/AML orders 2014Y 2015Y 2016Y 2017Y YTD Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence regulatory data; YTD data as of the most recent reporting date 17 See “Appendix” for listing of Peer Group banks (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Excess Capital To Deploy Commentary Fulton 4Q18 Capital Ratios . Capital ratios exceed our internal minimums and regulatory 14.00% 12.7% 12.00% requirements 10.2% 10.2% 10.00% 8.9% 8.5% o Opportunity exists to optimize the capital stack 8.00% . Quarterly cash dividend increased to $0.12 per share in 6.00% March of 2018 4.00% ~ $730 2.00% million o Paid a $0.04 special dividend in the 4th quarter of 2018 0.00% 1 . Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total~ $610 Risk-Based TCE Repurchased ~6.0mn shares or ~$95.0mn in 2018 million . Internal Minimum Excess Excess capital needs to earn a return above of our cost of Capital Ratios Vs. Peers capital or that excess should be distributed to shareholders 14.0% 13.0% o Targeted dividend payout ratio of 40%-50% 12.7% 12.0% 11.3% o Opportunistic share repurchases 10.9% 10.2% 10.2% 10.0% 9.5% o Strategic M&A 8.9% 8.8% . 8.5% Disciplined approach to M&A – Target Metrics 8.0% o Accretive to EPS in year 1 6.0% o IRR greater than target’s cost of capital 4.0% 1 o TBV earn back between 3-5 years Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk-Based TCE Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence financial data ; See “Appendix” for listing of Peer Group banks; Data as of the most recent reporting date; Fulton capital ratios are estimates as 18 of 12/31/2018 1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

RECENT FINANCIAL PERFORMANCE

Fourth Quarter Results Net Income per diluted share: $0.33 in 4Q18, 10.8% decrease from 3Q18 and 73.7% increase from 4Q17. Pre-Provision Net Revenue(1): $78.3 million, 1.2% increase from 3Q18 and 12.9% increase from 4Q17 Linked Quarter Loan and Core Deposit Growth: 0.7% increase in average loans, while average demand and savings deposits increased 3.0% Net Interest Income & Margin: Net interest income increased 1.8%, reflecting the impact of a 2 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 2.9% decrease in non-interest income and 3.9% increase in non-interest expense Asset Quality: $6.6 million increase in provision for credit losses, due primarily to a single relationship. Q4 Year-over-Year Loan and Core Deposit Growth: 2.6% increase in average loans and 2.1% increase in average demand and savings deposits Net Interest Income & Margin: 9.1% increase in net interest income, reflecting the impact of a 15 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 10.0% decrease in non-interest income and 1.6% increase in non-interest expense Asset Quality: $1.5 million increase in provision for credit losses 20 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation (2) Excluding investment securities gains

Income Statement Summary

	4Q18	Change from 3Q18	Change from 4Q17
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 162,944	$ 2,817	$ 13,531
Provision for Credit Losses	8,200	6,580	1,470
Non-Interest Income	49,523	(1,496)	(5,501)
Securities Gains	-	(14)	(1,932)
Non-Interest Expense	140,685	5,272	2,233
Income before Income Taxes	63,582	(10,545)	2,395
Income Taxes	5,499	(2,995)	(21,687)
Net Income	$ 58,083	$ (7,550)	$ 24,082
Net income per share (diluted)	$ 0.33	$ (0.04)	$ 0.14
ROA (1)	1.12%	(0.16%)	0.45%
ROE (2)	10.10%	(1.38%)	4.07%
ROE (tangible) (3)	13.17%	(1.82%)	5.26%
Efficiency ratio (3)	62.2%	(0.3%)	(2.0%)

➢ **Net Income of $58.1 million, 11.5% decrease from 3Q18 and 70.8% increase from 4Q17. Increase from 4Q17 largely due to $15.6 million charge related to the re-measurement of net deferred tax assets.**

Net Interest Income

- *From 3Q18*: Increase of 1.8%, driven by loan and deposit growth and the impact of a 2 basis point increase in NIM.
- *From 4Q17*: Increase of 9.1%, driven by loan and deposit growth and the impact of a 15 basis point increase in NIM.

Provision for Credit Losses

- *4Q18 reflects additional allocations primarily related to one relationship that was transferred to nonaccrual status.*

Non-Interest Income

- *From 3Q18: 2.9% decrease driven by commercial loan interest rate swap fees ($1.1 million) and merchant fees ($0.6 million)*
- *From 4Q17: 10.0% decrease by lower SBA lending income ($0.6 million), commercial loan interest rate swap fees ($0.4 million) partially offset by increases in mortgage banking income ($0.4 million). 4Q17 included a $5.1 million favorable litigation settlement.*

Non-Interest Expenses

- *From 3Q18: 3.9% increase driven by amortization of tax credit investments ($4.9 million) and other ($2.4 million), partially offset by a decrease in marketing ($1.1 million).*
- *From 4Q17: 1.6% increase driven by increase in salaries and employee benefits ($2.2 million), amortization of tax credit investments ($3.2 million) and other outside services ($1.3 million), partially offset by a decrease in FDIC insurance expense ($1.1 million). Other expenses in 2017 included the write-off of other accumulated capital expenditures related to in-process technology initiatives in commercial banking ($4.8 million).*

Income Taxes

- *8.6% effective tax rate (ETR) in 4Q18 vs. 11.5% in 3Q18 and 44.4% in 4Q17. Excluding the tax charge, ETR for 4Q17 was 18.9%.*

(1) ROA is return on average assets determined by dividing net income for the period indicated by average assets, annualized
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized
(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation

21

FULTON FINANCIAL CORPORATION

Net Interest Income And Margin AVERAGE INTEREST-EARNING ASSETS & YIELDS ($ IN BILLIONS) NET INTEREST INCOME & NET INTEREST MARGIN $20.0 $15.6 $15.9 $16.0 5.00% ($ IN MILLIONS) $15.7 $15.8 4.75% $15.0 4.22% $180.0 4.00% 4.50% 4.13% $165.0 $10.0 4.04% 4.25% 3.75% 3.93% $150.0 3.83% 4.00% $5.0 ~ $730 $135.0 3.50% million 3.75% $3.2 $2.9 $3.0 $3.1 $3.2 $120.0 3.42% 3.44% $- 3.50% 3.39% ~ $610 3.35% 3.25% 4Q17 1Q18 2Q18 3Q18million 4Q18 $105.0 3.29% 1 Securities & Other Loans Earning Asset Yield (FTE) $90.0 3.00% $162.9 $156.1 $160.1 $75.0 $149.4 $151.3 ($ IN BILLIONS) 2.75% AVERAGE LIABILITIES & RATES $60.0 $20.0 1.20% $1.7 $1.5 $45.0 2.50% $1.4 $1.9 $2.0 1.00% $15.0 $30.0 1.01% 0.80% 2.25% 0.91% 1.10% $15.0 0.78% 0.82% $10.0 0.60% $- 2.00% $16.1 0.40% 4Q17 1Q18 2Q18 3Q18 4Q18 $15.4 $15.5 $16.0 $16.4 $5.0 0.20% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Deposits Borrowings Cost of Interest-bearing Liabilities (1) Using a 21% and 35% federal tax rate and statutory interest expense disallowances in 2018 and 2017 respectively 22

Asset Quality PROVISION FOR CREDIT LOSSES NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS) $160.0 2.00% $40.0 $134.8 $134.6 $139.7 $33.1 $123.7 $120.1 $120.0 1.50% $30.0 $80.0 1.00% $20.0 0.85% 0.86% 0.86% $40.0 0.78% 0.75% 0.50% $8.2 $10.0 $6.7 $4.0 $1.6 $0.0 0.00% $- 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18(1) 3Q18 4Q18 NPL NPLs/Loans NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE) TO NPLS & LOANS 150.0% 137% 140% 3.00% $60.0 1.25% 131% 131% 1.01% 121% 125.0% 1.05% $39.9 0.85% 100.0% 2.00% $40.0 0.65% 75.0% 0.45% 50.0% 1.00% $20.0 0.14% 0.10% 1.12% 0.08% 0.17% 0.25% 1.12% 1.07% 1.05% 1.05% 25.0% $6.6 0.05% $5.4 $4.0 $3.0 $- -0.15% 0.0% 0.00% 4Q17 1Q18 2Q18(2) 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Allowance/NPLs Allowance/Loans NCOs NCOs/Average Loans (annualized) (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18 23 (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18

Non-Interest Income ($ IN MILLIONS) MORTGAGE BANKING INCOME & SPREADS NON-INTEREST INCOME, EXCLUDING SECURITIES GAINS $6.0 4.00% $5.2 3.50% $5.0 $4.9 $4.8 $4.4 $60.0 $4.2 3.00% $4.0 2.50% $3.0 2.00% 1.50% $50.0 $2.0 1.56% 1.36% 1.30% 1.38% 1.00% $1.0 1.11% 0.50% ~ $730 $- million 0.00% $40.0 4Q17 1Q18 2Q18 3Q18 4Q18 Gains on Sales Servicing Income~ $610 Spread on Sales (1) $55.0 million $30.0 $51.0 $49.5 $49.1 OTHER NON-INTEREST INCOME $45.9 $50.6 $20.0 $50.0 $46.1 $43.9 $44.7 $41.7 $40.0 $10.0 $30.0 $20.0 $- $10.0 4Q17 1Q18 2Q18 3Q18 4Q18 $- 4Q17 1Q18 2Q18 3Q18 4Q18 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers 24

Non-Interest Expenses ($ IN MILLIONS) SALARIES AND EMPLOYEE BENEFITS & STAFFING (1) NON-INTEREST EXPENSE & EFFICIENCY RATIO $90.0 3,700 $80.0 $73.5 $75.8 $74.9 $76.8 $75.7 3,600 $70.0 3,590 3,500 $60.0 3,525 $160.0 68.0% $50.0 3,400 $40.0 3,300 $140.0 67.0% $30.0 67.5% 3,200 $20.0 ~ $730 million 3,100 $10.0 $120.0 66.0% $- 3,000 ~ $610 4Q17 1Q18 2Q18 3Q18 4Q18 million $100.0 65.0% Employee Benefits Total Salaries Average Full-time Equivalent Employees $140.7 $138.5 $136.7 $135.4 $133.3 $80.0 64.0% 64.2% OTHER NON-INTEREST EXPENSES $60.0 63.0% $70.0 63.3% $65.0 $60.9 $64.9 $58.4 $58.6 $60.0 $40.0 62.5% 62.0% 62.2% $50.0 $40.0 $20.0 61.0% $30.0 $20.0 $- 60.0% 4Q17 1Q18 2Q18 3Q18 4Q18 $10.0 $- 4Q17 1Q18 2Q18 3Q18 4Q18 Occp & Equip Data Processing & Software Outside Srvs Other 25 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Profitability & Capital ROA(1) ROE AND ROE (TANGIBLE)(2) 1.40% 1.28% 16.00% 14.99% 1.20% 1.12% 13.17% 1.01% 11.85% 11.48% 1.00% 12.00% 10.10% 9.02% 0.70% 7.91% 8.23% 0.80% 0.67% 8.00% 6.03% 6.28% 0.60% 4.00% 0.40% 0.20% 0.00% 4Q17(3) 1Q18 2Q18 3Q18 4Q18 0.00% 4Q17(3) 1Q18 2Q18 3Q18 4Q18 ROE ROE (tangible) TANGIBLE COMMON EQUITY RATIO(2) NET INCOME PER DILUTED SHARE 12.0% $0.40 $0.37 $0.35 $0.33 8.7% 8.8% 8.7% 8.8% 8.5% $0.30 $0.28 8.0% $0.25 $0.19 $0.20 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17(3) 1Q18 2Q18 3Q18 4Q18 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized 26 (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation (3) 4Q17 reflects the impact of the $15.6 million charge to income taxes related to the re-measurement of net deferred tax assets

2019 Outlook • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single- digits • Net Interest Income: Mid to high single-digit growth rate • Net Interest Margin: An increase of 0 to 3 basis points per quarter in 2019 • Non-Interest Income: Low to mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 13% and 16% 27

APPENDIX

Average Loan Portfolio And Yields Change in 4Q 2018 Balance From Yield From Balance Yield 3Q 2018 4Q 2017 3Q 2018 4Q 2017 (dollars in millions) Comm'l Mort $ 6,343 4.57% $ 33 $ 110 0.11% 0.48% Commercial 4,330 4.51% 26 67 0.15% 0.46% Resid Mort 2,210 4.01% 67 284 0.05% 0.18% Home Equity 1,460 5.19% (14) (101) 0.20% 0.67% Construction 932 4.63% (38) (72) 0.05% 0.36% Consumer 406 4.57% 30 94 0.07% (0.18%) Leasing 274 4.63% (2) 21 (0.03%) 0.15% Other 11 - 2 3 - % - % - Total Loans $ 15,966 4.54% $ 104 $ 406 0.10% 0.40% Note: Presented on an FTE basis, using a 21% and 35% federal tax rate and statutory interest expense disallowances in 2018 and 2017, respectively 29 Average loan portfolio and yield are for the three months ended December 31, 2018, September 30, 2018 and December 31, 2017

Average Customer Funding And Rates Change In 4Q 2018 Balance From Rate From Balance Rate 3Q 2018 4Q 2017 3Q 2018 4Q 2017 (dollars in millions) Nonint DDA $ 4,322 - % $ 24 $ (132) - % - % Int DDA 4,225 0.70% 109 187 0.09% 0.30% Savings/MMDA 4,980 0.78% 262 228 0.14% 0.40% Brokered Deposits 164 2.34% 2 59 0.29% 1.07% Time deposits 2,722 1.46% 49 15 0.12% 0.28% Total Deposits 16,413 0.68% 446 357 0.09% 0.26% Cash Mgt 377 0.62% (71) 1 0.14% 0.28% Total Customer Funding $ 16,790 0.68% $ 375 $ 358 0.09% 0.26% 30 Note: Average customer funding and the rate are for the three months ended December 31, 2018, September 30, 2018, and December 31, 2017

Loan Distribution By State Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania $ 3,206,044 $ 3,296,106 $ 456,011 $ 769,738 1,304,367 $ 9,032,266 New Jersey 561,748 1,404,673 155,457 365,385 427,539 2,914,802 Maryland 361,107 806,667 122,653 431,978 263,883 1,986,288 Virginia 92,766 553,255 105,548 592,831 61,368 1,405,768 Delaware 182,883 373,584 76,930 91,112 102,167 826,676 $ 4,404,548 $ 6,434,285 $ 916,599 $ 2,251,044 $ 2,159,324 $ 16,165,800 31 Note: Data as of December 31, 2018

Non-performing Loans(1) Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State (dollars in thousands) Pennsylvania $ 23,443 $ 15,123 $ 3,155 $ 8,558 $ 15,211 $ 65,490 $ 9,032,266 0.73% New Jersey 8,454 12,247 553 3,249 3,551 28,054 2,914,802 0.96% Maryland 15,167 1,636 - 762 10,306 27,871 1,986,288 1.40% Virginia 927 669 1,317 5,860 452 9,225 1,405,768 0.66% Delaware 3,281 2,476 2,365 671 245 9,038 826,676 1.09% $ 51,272 $ 32,151 $ 7,390 $ 19,100 $ 29,765 $ 139,678 $ 16,165,800 0.86% Ending Loans $ 4,404,548 $ 6,434,285 $ 916,599 $ 2,251,044 $ 2,159,324 $ 16,165,800 Non-performing Loan % (12/31/18) 1.16% 0.50% 0.81% 0.85% 1.38% 0.86% (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans 32 Note: Data as of December 31, 2018

Net Charge-offs (Recoveries) Annualized Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans (dollars in thousands) Pennsylvania $ (79) $ 559 $ 10 $ 408 $ 1,847 $ 2,745 $ 8,887,228 0.12% New Jersey 2,886 49 (6) (19) 66 2,976 2,907,717 0.41% Maryland 809 90 (14) (6) 82 961 1,985,217 0.19% Virginia - - (13) (31) 2 (42) 1,393,370 (0.01%) Delaware - (30) - (6) 12 (24) 792,105 (0.01%) $ 3,616 $ 668 $ (23) $ 346 $ 2,009 $ 6,616 $ 15,965,637 0.17% Average Loans $ 4,329,937 $ 6,343,024 $ 931,724 $ 2,209,993 $ 2,150,959 $ 15,965,637 Annualized Net Charge-offs (Recoveries) to Average Loans 0.33% 0.04% -0.01% 0.06% 0.37% 0.17% 33 Note: Data for the three months ended December 31, 2018

Investment Portfolio Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Residential mortgage-backed securities 5.1 $ 477 $ (14) $ 463 Collateralized mortgage obligations 4.0 841 (9) 832 State and municipal securities 7.6 282 (3) 279 Commercial mortgage-backed securities 3.3 264 (3) 261 Auction rate securities 5.0 107 (4) 103 Corporate debt securities 7.8 111 (2) 109 U.S. Government sponsored agency securities 4.6 32 - 32 Available for sale investments 5.8 $ 2,114 $ (35) $ 2,079 State and municipal securities 7.8 $ 156 $ 1 $ 157 Residential mortgage-backed securities 3.6 451 4 455 Held to maturity investments 5.2 $ 607 $ 5 $ 612 34 Note: Data as of December 31, 2018

Non-Interest Income(1) Change From 4Q 2018 3Q 2018 4Q 2017 3Q 2018 4Q 2017 (in thousands) Other service charges and fees: Merchant fees $ 4,366 $ 5,006 $ 4,308 $ (640) $ 58 Debit card income 3,214 3,604 3,526 (390) (312) Commercial loan interest rate swap fees 2,540 3,607 2,914 (1,067) (374) Letter of credit fees 1,001 983 1,037 18 (36) Foreign exchange incomce 484 542 510 (58) (26) Other 1,655 1,691 1,534 (36) 121 Total 13,260 15,433 13,829 (2,173) (569) Service charges on deposit accounts: Overdraft fees 5,432 5,167 5,609 265 (177) Cash management fees 4,340 4,472 3,669 (132) 671 Other 2,626 2,620 3,392 6 (766) Total 12,398 12,259 12,670 139 (272) Investment management and trust services 13,408 13,066 13,152 342 256 Mortgage banking income 4,774 4,896 4,386 (122) 388 Other: Credit card income 3,041 3,080 2,778 (39) 263 Small business administration lending income 741 530 1,355 211 (614) Other income 1,901 1,755 6,854 146 (4,953) Total 5,683 5,365 10,987 318 (5,304) Total Non-Interest Income, excluding securities gains $ 49,523 $ 51,019 $ 55,024 $ (1,496) $ (5,501) 35 (1) Excluding securities gains

Non-Interest Expense Change From 4Q 2018 3Q 2018 4Q 2017 3Q 2018 4Q 2017 (in thousands) Salaries and employee benefits $ 75,745 $ 76,770 $ 73,504 $ (1,025) $ 2,241 Net occupancy expense 12,708 12,578 12,549 130 159 Data processing and software 10,203 10,157 10,401 46 (198) Other outside services 8,944 9,122 7,665 (178) 1,279 Amortization of tax credit investments 6,538 1,637 3,376 4,901 3,162 Professional fees 3,546 3,427 3,632 119 (86) Equipment expense 3,275 3,000 3,244 275 31 FDIC insurance expense 2,563 2,814 3,618 (251) (1,055) Marketing 1,577 2,692 1,725 (1,115) (148) Other expenses 15,586 13,216 18,738 2,370 (3,152) Total Non-Interest Expenses $ 140,685 $ 135,413 $ 138,452 $ 5,272 $ 2,233 36

Non-GAAP Reconciliation

	Three Months Ended					Year Ended	
	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018	Dec 31 2017	Dec 31 2018
Efficiency ratio							
Non-interest expense	$ 138,452	$ 136,661	$ 133,345	$ 135,413	$ 140,685	$ 525,579	$ 546,104
Less: Amortization of tax credit investments	(3,376)	(1,637)	(1,637)	(1,637)	(6,538)	(11,028)	(11,449)
Non-interest expense (numerator)	$ 135,076	$ 135,024	$ 131,708	$ 133,776	$ 134,147	$ 514,551	$ 534,655
Net interest income (fully taxable-equivalent)	$ 155,253	$ 154,232	$ 159,027	$ 163,194	$ 166,124	$ 598,565	$ 642,577
Plus: Total Non-interest income	56,956	45,875	49,094	51,033	49,523	207,974	195,525
Less: Investment securities gains	(1,932)	(19)	(4)	(14)	-	(9,071)	(37)
Net interest income (denominator)	$ 210,277	$ 200,088	$ 208,117	$ 214,213	$ 215,647	$ 797,468	$ 838,065
Efficiency ratio	64.2%	67.5%	63.3%	62.5%	62.2%	64.5%	63.8%

	Three Months Ended				
	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income (numerator)	$ 34,001	$ 49,480	$ 35,197	$ 65,633	$ 58,083
Average shareholders' equity	$ 2,237,031	$ 2,224,615	$ 2,246,904	$ 2,269,093	$ 2,281,669
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,705,475	$ 1,693,059	$ 1,715,348	$ 1,737,537	$ 1,750,113
Return on average shareholders' equity (tangible), annualized	7.91%	11.85%	8.23%	14.99%	13.17%

__Note__: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

37

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018
			(dollars in thousands)		
Tangible Common Equity to Tangible Assets (TCE Ratio)					
Shareholders' equity	$ 2,229,857	$ 2,235,493	$ 2,245,785	$ 2,283,014	$ 2,247,573
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Tangible shareholders' equity (numerator)	$ 1,698,301	$ 1,703,937	$ 1,714,229	$ 1,751,458	$ 1,716,017
Total assets	$ 20,036,905	$ 19,948,941	$ 20,172,539	$ 20,364,810	$ 20,682,152
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Total tangible assets (denominator)	$ 19,505,349	$ 19,417,385	$ 19,640,983	$ 19,833,254	$ 20,150,596
Tangible Common Equity to Tangible Assets	8.7%	8.8%	8.7%	8.8%	8.5%

	Three Months Ended				
	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018	Dec 31 2018
			(in thousands)		
Pre-Provision Net Revenue					
Net interest income	$ 149,413	$ 151,318	$ 156,067	$ 160,127	$ 162,944
Non-interest income	56,956	45,875	49,094	51,033	49,523
Less: Investment securities gains	(1,932)	(19)	(4)	(14)	-
Total Revenue	$ 204,437	$ 197,174	$ 205,157	$ 211,146	$ 212,467
Non-interest expense	$ 138,452	$ 136,661	$ 133,345	$ 135,413	$ 140,685
Less: Amortization of tax credit investments	(3,376)	(1,637)	(1,637)	(1,637)	(6,538)
Total Non-interest expense	$ 135,076	$ 135,024	$ 131,708	$ 133,776	$ 134,147
Pre-Provision Net Revenue	$ 69,361	$ 62,150	$ 73,449	$ 77,370	$ 78,320

38

FULTON FINANCIAL CORPORATION

Peer Group . BancorpSouth Bank . TCF Financial Corporation . Commerce Bancshares, Inc. . Trustmark Corporation . First Midwest Bancorp, Inc. . UMB Financial Corporation . F.N.B. Corporation . Umpqua Holdings Corporation . Hancock Whitney Corporation . Union Bankshares Corporation . IBERIABANK Corporation . United Bankshares, Inc. . Investors Bancorp, Inc. . United Community Banks, Inc. . Northwest Bancshares, Inc. . Valley National Bancorp . Old National Bancorp . Webster Financial Corporation . Prosperity Bancshares, Inc. . Wintrust Financial Corporation . Provident Financial Services, Inc. 39

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